UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 August 14, 2018 Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number
1-1839	COMMONWEALTH EDISON COMPANY	36-0938600
(an Illinois corporation) 440 South LaSalle Street Chicago, Illinois 60605-1028 (312) 394-4321

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 - Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement.

On August 14, 2018, Commonwealth Edison Company (ComEd) issued $550 million aggregate principal amount of its First Mortgage 3.700% Bonds, Series 125, due August 15, 2028 (the Bonds). See Item 2.03 below for a description of the Bonds and related agreements.

Section 2 - Financial Information
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 14, 2018, ComEd issued $550 million aggregate principal amount of its First Mortgage 3.700% Bonds, Series 125, due August 15, 2028. The Bonds were issued pursuant to ComEd’s Mortgage dated July 1, 1923, as amended and supplemented by supplemental indentures, including the Supplemental Indenture dated August 1, 1944 (Mortgage) and the Supplemental Indenture dated as of July 26, 2018 (Supplemental Indenture). The Mortgage is a first mortgage on ComEd’s utility plant. The proceeds of the Bonds will be used by ComEd to repay a portion of ComEd’s outstanding commercial paper obligations and to fund other general corporate purposes. The Bonds were registered under the Securities Act of 1933, as amended, pursuant to ComEd’s Registration Statement on Form S-3 (Registration No. 333-213383-05), as amended by Post-Effective Amendment No. 1 filed on April 28, 2017 with the Securities and Exchange Commission (SEC), which was effective upon filing.

The Bonds carry an interest rate of 3.700% per annum. Interest on the Bonds is payable semi-annually on February 15 and August 15, commencing February 15, 2019. The Bonds are redeemable in whole or in part at ComEd’s option (i) at any time prior to May 15, 2028 at a redemption price equal to the greater of 100% of the principal amount to be redeemed or a “make-whole” redemption price calculated as provided in the Supplemental Indenture, plus accrued and unpaid interest up to but excluding the redemption date, and (ii) on or after May 15, 2028 at a redemption price equal to 100% of the principal amount to be redeemed, plus accrued and unpaid interest up to but excluding the redemption date. A copy of the Supplemental Indenture, which sets forth the terms of the Bonds, is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

In connection with the issuance of the Bonds, Sidley Austin LLP provided ComEd with the legal opinion attached to this Current Report as Exhibit 5.1.

A copy of the Underwriting Agreement dated August 7, 2018 between ComEd and BNP Paribas Securities Corp., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC and U.S. Bancorp Investments Inc., as representatives of the several underwriters named therein, is filed as Exhibit 1.1 to this Current Report. BNP Paribas Securities Corp., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC and U.S. Bancorp Investments Inc. and some of the other underwriters have banking affiliates who are lending parties in ComEd’s revolving credit facility. Some of the underwriters and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with ComEd and its affiliates. They have received customary fees and commissions for these transactions.

Section 9 - Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits.

The following exhibits are filed herewith and are exhibits to the Registration Statement on Form S-3, Registration No. 333-213383-05, as noted below:

Exhibit No.	Description
1.1
Underwriting Agreement dated August 7, 2018 between ComEd and BNP Paribas Securities Corp., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein

4.1	Supplemental Indenture dated as of July 26, 2018 from ComEd to BNY Mellon Trust Company of Illinois, as trustee, and D. G. Donovan, as co-trustee
5.1	Opinion dated August 14, 2018 of Sidley Austin LLP
12.1	Statement regarding computation of the ratio of earnings to fixed charges for the six months ended June 30, 2018

* * * * *

This Current Report includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) ComEd’s 2017 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 23, Commitments and Contingencies; (2) ComEd’s Second Quarter 2018 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors; (b) Part 1, Financial Information, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) Part I, Financial Information, ITEM 1. Financial Statements: Note 17, Commitments and Contingencies; and (3) other factors discussed in filings with the SEC by ComEd. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report. ComEd does not undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMONWEALTH EDISON COMPANY

/s/ Jeanne M. Jones
Jeanne M. Jones
Senior Vice President, Chief Financial Officer and Treasurer
Commonwealth Edison Company

August 14, 2018

EXHIBIT INDEX

Exhibit No.	Description
1.1
Underwriting Agreement dated August 7, 2018 between ComEd and BNP Paribas Securities Corp., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein

4.1	Supplemental Indenture dated as of July 26, 2018 from ComEd to BNY Mellon Trust Company of Illinois, as trustee, and D. G. Donovan, as co-trustee
5.1	Opinion dated August 14, 2018 of Sidley Austin LLP
12.1	Statement regarding computation of the ratio of earnings to fixed charges for the six months ended June 30, 2018